April 23, 2020

Dear Fellow Shareholder,

The Special Meeting of Shareholders of Mainstay Cushing® Renaissance Advantage Fund will be held on May 8, 2020. You have less than two weeks to take advantage of your right to vote on the merger of Mainstay Cushing® Renaissance Advantage Fund into MainStay CBRE Global Infrastructure Fund. Please vote by signing, dating and mailing the enclosed proxy card(s) or by following the instructions in the box below.

We expect that all shareholders will benefit from the proposed merger, including through reduced total expenses through the reduction of management fees and lower gross and net expense ratios for all share classes.   Your Board of Trustees believes that the proposed merger is in the best interest of the shareholders of the Fund and unanimously recommends that you vote your shares “FOR” the proposed merger. Please follow the voting instructions below.

Please be aware, you may receive a phone call from our proxy solicitor Di Costa Partners to assist you in voting your shares. If you are contacted, please take advantage of your right to vote and cast your vote with a Di Costa Partners representative.

Please stay safe and healthy during these difficult times.

Sincerely,

kirk c. lehneis

president

mainstay funds trust

Three Convenient Voting Methods to Cast Your Vote

1. Vote by Telephone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed card(s) and following the instructions.
2. Vote Online: You may cast your vote by visiting the web address located on the enclosed card(s) and following the instructions.
3. Vote by Mail: You may cast your vote by signing, dating and mailing the enclosed card(s) in the enclosed prepaid return envelope.

If you have any questions regarding the shareholder meeting or voting, please call MainStay’s proxy solicitor, Di Costa Partners at 1-833-892-6620.